UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2019

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on October 15, 2018, Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption “In re Sears Holdings Corporation, et al., Case No. 18-23538.” Documents filed on the docket of and other information related to the Chapter 11 Cases are available free of charge online at https://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Current Report on Form 8-K (the “Form 8-K”) and shall not be deemed incorporated by reference in this Form 8-K.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2019 (the “January 24 Form 8-K”), on January 17, 2019, the Company and certain of its subsidiaries (together, the “Sellers”) entered into an Asset Purchase Agreement (as amended, the “Purchase Agreement”) with Transform Holdco LLC (“Buyer”), an affiliate of ESL Investments, Inc. (“ESL”), a significant creditor and shareholder of the Company, pursuant to which Buyer agreed to acquire from the Company substantially all of the go-forward retail footprint and other assets and component businesses of the Company as a going concern (the “Going Concern Transaction”). The January 24 8-K is attached hereto as Exhibit 99.1 and incorporated by reference herein. On February 8, 2019, the Bankruptcy Court entered an order authorizing and approving the Going Concern Transaction pursuant to the Purchase Agreement (the “Sale Order”).

The Going Concern Transaction was completed on February 11, 2019 pursuant to and in accordance with the Purchase Agreement as amended by that certain Amendment No. 1 to the Asset Purchase Agreement (the “Purchase Agreement Amendment”) and approved by the Sale Order. The assets acquired by Buyer and consideration described under the section entitled “Assets and Consideration” in the January 24 Form 8-K attached hereto as Exhibit 99.1 and the Purchase Agreement Amendment attached hereto as Exhibit 2.1 are incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2019, Edward S. Lampert, Chairman of the Board of Directors of the Company (the “Board”), and Kunal S. Kamlani, a director on the Board, each notified the Company of his decision to step down from the Board, effective immediately. Their resignations relate to the completion of the Going Concern Transaction and are not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Lampert is Chairman of the board of directors, and Mr. Kamlani is President, of ESL.

The resignation letters of each of Mr. Lampert and Mr. Kamlani are attached hereto as Exhibits 99.2 and 99.3, respectively.

Item 8.01. Other Events.

On February 8, 2019, the Debtors filed with the Bankruptcy Court a notice of filing of settlement term sheet with the with the Pension Benefit Guaranty Corporation (the “PBGC”), pursuant to which, among other things the Company and the PBGC have agreed: to terminate the Company’s pension plans; that the PBGC’s unsecured claim would be reduced to $800 million; the PBGC would receive a senior, secured non-interest bearing note in an amount of $80 million under a chapter 11 plan of reorganization of the Company (a “chapter 11 plan”); and the PBGC would release underfunding claims against the Debtors and withdraw its objection to the Going Concern Transaction and to support a chapter 11 plan that incorporates the agreed upon terms and is not otherwise adverse to the PBGC.

The terms of the settlement with the PBGC remain subject to final documentation and approval by the Bankruptcy Court.

Forward-Looking Statements

This Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the Company’s ability to confirm an acceptable plan of reorganization, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the impact of and ability to successfully implement store closures; the Company’s ability to consummate sales of assets and the terms and conditions of any such sales; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued, including the asset sales and wind down of operations; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s common stock and the risks related to the Company’s delisting from Nasdaq and trading on the OTC Pink Market; as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Amendment No. 1 to Asset Purchase Agreement, dated as of February 11, 2019, by and among the Company and certain of its subsidiaries party thereto and Transform Holdco LLC

99.1	Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on January 24, 2019 and the exhibit filed therewith (File No. 001-36693)

99.2	Resignation Letter of Mr. Edward S. Lampert, dated February 12, 2019

99.3	Resignation Letter of Mr. Kunal S. Kamlani, dated February 12, 2019

Exhibit Index

Exhibit No.	Exhibit

2.1	Amendment No. 1 to Asset Purchase Agreement, dated as of February 11, 2019, by and among the Company and certain of its subsidiaries party thereto and Transform Holdco LLC

99.1	Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on January 24, 2019 and the exhibit filed therewith (File No. 001-36693)

99.2	Resignation Letter of Mr. Edward S. Lampert, dated February 12, 2019

99.3	Resignation Letter of Mr. Kunal S. Kamlani, dated February 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: February 14, 2019	By:	/s/ Mohsin Meghji
Mohsin Meghji
Chief Restructuring Officer